13. Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

13.	INCOME TAXES

The following table sets forth the components of income tax expense (benefit) for the years ended December 31, 2020 and 2019:

	December 31, 2020	December 31, 2019

Current:
Federal	$–	$–
State and local	–	–
Foreign	–	–
Total current	–	–
Deferred:
Federal	–	–
State and local	–	–
Foreign	(224,027)	35,375
Total deferred	(224,027)	35,375
Total	$(224,027)	$35,375

The following table sets forth a reconciliation of income tax expense (benefit) at the federal statutory rate to recorded income tax expense (benefit) for the years ended December 31, 2020 and 2019:

	December 31, 2020	December 31, 2019

Tax benefit at the statutory federal rate	–%	–%
Increase (decrease) in rate(s) resulting from:
Foreign operations, net	3.8	(0.8)
Change in deferred taxes	17.2	21.8
Change in valuation allowance	(17.2)	(21.8)
Total	3.8%	(0.8)%

The following tables set forth the components of income taxes payable at December 31, 2020 and 2019:

	December 31, 2020	December 31, 2019
Federal	$–	$–
State and local	–	–
Foreign	–	–
Total	$–	$–

The following tables set forth the components of deferred income taxes at December 31, 2020 and 2019:

	December 31, 2020	December 31, 2019
Non-current deferred tax assets:
Retirement benefits	$110,263	$68,169
Write down of investment(s)	68,408	65,420
Deferred revenue net	149,112	59,016
Other	203,773	45,976
Net operating loss carryforwards	5,009,036	4,661,804
Less: valuation allowance	(5,009,036)	(4,661,804)
Total non-current deferred tax asset	531,557	238,581
Total deferred tax asset	$531,557	$238,581

The deferred tax asset relates solely to the Company’s foreign animation operations. The Company believes these assets are realizable in future periods due to the historic profitability of its animation business.

On December 22, 2017, the United States enacted the Tax Cuts and Jobs Act (“TCJA”), which instituted fundamental changes to the taxation of multinational corporations, including a reduction the U.S. corporate income tax rate to 21% beginning in 2018.

The TCJA also requires a one-time transition tax on the mandatory deemed repatriation of the cumulative earnings of certain of the Company’s foreign subsidiaries as of December 31, 2017. To determine the amount of this transition tax, the Company must determine the amount of earnings generated since inception by the relevant foreign subsidiaries, as well as the amount of non-U.S. income taxes paid on such earnings, in addition to potentially other factors. The Company believes that no such tax will be due since the foreign subsidiaries have paid taxes locally and that the cumulative undistributed earnings of the foreign subsidiaries are not material.

As of December 31, 2020, the Company had federal, state and foreign net operating loss carryforwards of approximately $23.9 million of which $15.2 million may be available to reduce future liabilities for income taxes through 2037 and $8.7 million may be available to reduce future liabilities for income taxes indefinitely. The Company has generally established a valuation allowance against these carryforwards based on an assessment that it is more likely than not that these benefits will not be realized in future years.

The Company remains subject to examination in federal, state and foreign jurisdictions in which the Company conducts its operations and files tax returns. These tax years range from 2015 through 2019. The Company believes that the results of current or any prospective audits will not have a material effect on its financial position or results of operations as adequate reserves have been provided to cover any potential exposures related to these ongoing audits.

The Company has made its assessment of the level of tax authority for each tax position, including the potential application of interest and penalties, based on the technical merits and determined that no unrecognized tax benefits associated with the tax positions exist.